SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : August 25, 1999


                       Saxon Asset Securities Trust 1999-2
             Mortgage Loan Asset Backed Certificates, Series 1999-2

             (Exact name of registrant as specified in its charter)


     Virginia                      333-59479              52-1785164
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation or organization)                         Identification No.)


                    4880 Cox Road, Glen Allen, Virginia 23060
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code : (804) 967-7400

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                 This report consists of 8 consecutively numbered pages.

Item 5.   Other Events.

          On  August 25, 1999 distributions were made to the Certificateholders.
          Specific   information   with   respect  to  the distributions  is
          filed  as  Exhibit  99.1.   No  other   reportable transactions or
          matters have  occurred  during the current  reporting period.

Item 7.   Financial Statements and Exhibits.

           (c) The following exhibits are filed as part of this report:

               Monthly Payment Report on August 25, 1999 filed as Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SAXON ASSET SECURITIES TRUST 1999-2
                                MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                SERIES 1999-2


Date:                      By:  /s/ Bradley D. Adams
                                ---------------
                                Bradley D. Adams
                                Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Payment Report Statement on
                         August 25, 1999

                                  Exhibit 99.1


                    Monthly Payment Report on August 25, 1999

                                                     MONTHLY PAYMENT REPORT
                                                SAXON ASSET SECURITIES TRUST 1999-2
                                              MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                           SERIES 1999-2
                                                  STATEMENT TO CERTIFICATEHOLDER
										   Cer-	  Certifi-
Distribution Date:		25-Aug-99					   tifi-  cates
									  Interest cates  Carry- Applied
		Original	Beginning	Principal      Interest	   Carry   Carry- Over	 Realized  Total	Ending
		Certificate	Certificate	Distri-	       Distri-	  Forward  over	  Amt	 Loss	   Distri-     Certificate
Class	Cusip #	Balance		Balance		bution	       bution	    Amt	   Amt	  Paid	  Amt      bution	Balance

AF-1  805564DM0	 80,000,000.00	 74,240,374.33  6,213,367.97   325,033.64    -	   N/A	  N/A	  N/A 6,538,401.61  68,027,006.36
AF-2  805564DN8	 33,000,000.00	 33,000,000.00    -   	       164,175.00    -     N/A	  N/A	  N/A   164,175.00  33,000,000.00
AF-3  805564DP3	 36,000,000.00	 36,000,000.00    -   	       183,150.00    -     N/A	  N/A	  N/A	183,150.00  36,000,000.00
AF-4  805564DQ1	 27,000,000.00	 27,000,000.00	 -   	       145,012.50    -     N/A	  N/A	  N/A	145,012.50  27,000,000.00
AF-5  805564DR9	 16,713,000.00   16,713,000.00	 -   	        94,915.91    -     N/A	  N/A	  N/A 	 94,915.91  16,713,000.00
AF-6  805564DS7	 21,412,800.00   21,412,800.00	 -   	       114,469.26    -     N/A	  N/A	  N/A	114,469.26  21,412,800.00
MF-1  805564DT5	 12,449,000.00   12,449,000.00	 -   	        70,336.85    -     N/A	  N/A	   -   	 70,336.85  12,449,000.00
MF-2  805564DU2	  9,337,000.00	  9,337,000.00	 -   	        55,827.48    -     N/A	  N/A	   -   	 55,827.48   9,337,000.00
BF-1  805564DV0	  8,092,000.00	  8,092,000.00	 -   	        56,711.43    -     N/A	  N/A	   -   	 56,711.43   8,092,000.00
BF-1A 805564DW8	  4,980,000.00	  4,435,588.09	  301,870.98    29,293.36    -     N/A	  N/A	   -    331,164.34   4,133,717.11
AV-1  805564DX6 177,840,800.00  170,283,500.29  8,400,388.63   765,388.86    -      -      -   	  N/A 9,165,777.49 161,883,111.66
MV-1  805564DY4	 16,884,000.00	 16,884,000.00	 -   	        78,985.46    -      -      -   	   -     78,985.46  16,884,000.00
MV-2  805564DZ1	 14,070,000.00	 14,070,000.00	 -   	        71,683.72    -      -      -   	   -   	 71,683.72  14,070,000.00
BV-1  805564EA5	  9,567,000.00	  9,567,000.00	 -   	        62,693.75    -      -      -   	   -   	 62,693.75   9,567,000.00
BV-1A 805564EB3	  6,704,000.00	  6,197,828.36	  369,823.14    42,894.14    -      -      -   	   -   	412,717.28   5,828,005.22
C     80556C2		N/A		N/A		 N/A   666,535.39   N/A	   N/A	  N/A	  N/A	666,535.39       N/A
R     80556R2		N/A		N/A		 N/A     5,000.60   N/A	   N/A	  N/A	  N/A	  5,000.60 	 N/A
-------------------------------------------------------------------------------------------------------------------
TOTALS		474,049,600.00	459,682,091.07 15,285,450.72 2,932,107.35 			     18,217,558.08 444,396,640.35
-------------------------------------------------------------------------------------------------------------------
Group I		248,983,800.00	242,679,762.42	6,515,238.95 1,238,925.44			      7,754,164.39 236,164,523.47
Group II	225,065,800.00	217,002,328.65	8,770,211.77 1,021,645.92		 	      9,791,857.70 208,232,116.88





One Month LIBOR RATE			5.16375%

Factor Information per $1,000 of the Original Balance

		  Principal	Interest     Interest	 Certi-     Certi- 	End Prin	Current
Class	Cusip #	  Distribution	Distribution Carry 	 ficates    ficates	Balance      Pass Through
					     Forward     Carryover  Carryover                     Rate
                                                                      Paid

AF-1	805564DM0   77.66710	4.06292      0.00000 	   N/A          N/A 	  850.33758	5.25375%
AF-2	805564DN8    0.00000	4.97500	     0.00000	   N/A	        N/A	1,000.00000	5.97000%
AF-3	805564DP3    0.00000	5.08750	     0.00000	   N/A	        N/A	1,000.00000	6.10500%
AF-4	805564DQ1    0.00000	5.37083	     0.00000	   N/A		N/A	1,000.00000	6.44500%
AF-5	805564DR9    0.00000	5.67917	     0.00000	   N/A		N/A	1,000.00000	6.81500%
AF-6	805564DS7    0.00000	5.34583	     0.00000	   N/A		N/A	1,000.00000	6.41500%
MF-1	805564DT5    0.00000	5.65000	     0.00000	   N/A		N/A	1,000.00000	6.78000%
MF-2	805564DU2    0.00000	5.97917	     0.00000	   N/A		N/A	1,000.00000	7.17500%
BF-1	805564DV0    0.00000	7.00833	     0.00000	   N/A		N/A	1,000.00000	8.41000%
BF-1A	805564DW8   60.61666	5.88220	     0.00000	   N/A		N/A	  830.06368	7.92500%
AV-1	805564DX6   47.23544	4.30379	     0.00000	0.00000	     0.00000	  910.26981	5.39375%
MV-1	805564DY4    0.00000	4.67813	     0.00000	0.00000	     0.00000	1,000.00000	5.61375%
MV-2	805564DZ1    0.00000	5.09479	     0.00000	0.00000	     0.00000	1,000.00000	6.11375%
BV-1	805564EA5    0.00000	6.55313	     0.00000	0.00000	     0.00000	1,000.00000	7.86375%
BV-1A	805564EB3   55.16455	6.39829	     0.00000	0.00000	     0.00000	  869.33252	8.30500%
--------------------------------------------------------------------------------------------------------








	If there are any questions or comments, please contact:

	Joan Dolce
	Saxon Mortgage
	4880 Cox Road
	Richmond, VA  23060
	(804) 967-5814

						-6-

                                                     MONTHLY PAYMENT REPORT
                                                SAXON ASSET SECURITIES TRUST 1999-2
                                              MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                           SERIES 1999-2
                                                  STATEMENT TO CERTIFICATEHOLDERS


								  		Group I		Group II

	Aggregate Scheduled Mortgage Principal Balance		            237,010,806.36   209,108,111.66
	Prepayment Amount						      3,259,997.20     5,291,774.29
	Substitution Shortfall Amount						   -   	            -
	Repurchase Amounts						      2,784,351.56     3,001,658.31
	Other Recoveries							   -	   	    -
	Extra Principal Distribution Amount					   -	   	    -
	Applied Realized Loss Amount						   -	   	    -
	Unpaid Realized Loss Amount					           -    	    -

										Group I		Group II

	Net Rate								9.42210%	9.35089%
	Largest Mortgage Loan Balance				        	498,866.29	996,143.41
	Servicing Fees								101,299.34	 90,628.31
	Master Servicing Fees							 10,134.34	  9,062.85


	The Number and Aggregate Principal Balances of all Delinquent Mortgage Loans as of the Remittance Date

						Group I					Group II

			Category     Number	Percentage  Principal Balance	 Number	Percentage  Principal Balance

			30-59 Days     68 	2.29870%      5,448,155.92	  63	3.26308%	6,823,356.65
			60-89 Days     10 	0.27693%        656,365.63	   8 	0.54721%        1,144,256.99
			90+ Days        2 	0.03943%	 93,452.11 	   1 	0.03259%           68,141.22


																		Group I	Group II

	Number of Mortgage Loans in Foreclosure Proceedings				               						 39	         34
	Scheduled Principal Balance of all Mortgage Loans in Foreclosure Proceedings							3,812,350.04	3,220,391.69
	Number of Mortgage Loans in Foreclosure in Prior Month											 39 	         44
	Scheduled Principal Balance of all Mortgage Loans in Foreclosure in Prior Month							4,131,547.11    4,205,997.49



																		Group I	Group II

	Number of Mortgagors in Bankruptcy Proceedings												  7	          7
	Scheduled Principal Balances of Mortgage Loans in Bankruptcy Proceedings							  668,420.66	  951,112.19


																		Group I	Group II

	Number of any REO Properties							 							   -   	   -
	Book Value of any REO Properties							 						   - 	   -


							Group I					      Group II
						Servicer	Number	Principal Balance	Number	Principal Balance

	Number of 60+ Delinquent Loans		Meritech	 52 	 4,749,640.36 	 	44 	 4,743,616.86


	Amount on Deposit in Asset Proceeds Account							18,217,558.08

	Interest											 3,603,801.48

	Scheduled Principal										   275,975.24

	Unscheduled Principal										14,337,781.36


      					-7-

                                                     MONTHLY PAYMENT REPORT
                                                SAXON ASSET SECURITIES TRUST 1999-2
                                              MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                           SERIES 1999-2
                                                  STATEMENT TO CERTIFICATEHOLDERS












											      Group I	Group II

	Realized Losses for the current period							 -   	 -
	Cumulative Realized Losses								 -   	 -
	Applied Realized Losses							 		 -   	 -
	Unpaid Realized Losses							 		 -   	 -


											    Group I    		Group II

	Trigger Event									Has not occurred	Has not occurred
	Subordinate Trigger Event							Has not occurred	Has not occurred


	Overcollateralization Target Amount						4,980,038.67		6,704,192.51
	Overcollateralization Amount							  846,282.89		  875,994.78




						   -8-
